Reinsurance	12 Months Ended
Dec. 31, 2011
Reinsurance
Reinsurance

10.  Reinsurance

       The effects of reinsurance on property-liability insurance premiums written and earned and life and annuity premiums and contract charges for the years ended December 31 are as follows:

($ in millions)	2011	2010	2009
Property-liability insurance premiums written
Direct	$27,066	$26,984	$26,980
Assumed	22	29	41
Ceded	(1,108)	(1,106)	(1,050)

Property-liability insurance premiums written, net of reinsurance	$25,980	$25,907	$25,971

Property-liability insurance premiums earned
Direct	$27,016	$27,015	$27,200
Assumed	24	34	50
Ceded	(1,098)	(1,092)	(1,056)

Property-liability insurance premiums earned, net of reinsurance	$25,942	$25,957	$26,194

Life and annuity premiums and contract charges
Direct	$2,953	$2,935	$2,757
Assumed	35	37	39
Ceded	(750)	(804)	(838)

Life and annuity premiums and contract charges, net of reinsurance	$2,238	$2,168	$1,958

Property-Liability

       The Company purchases reinsurance after evaluating the financial condition of the reinsurer, as well as the terms and price of coverage. Developments in the insurance and reinsurance industries have fostered a movement to segregate asbestos, environmental and other discontinued lines exposures into separate legal entities with dedicated capital. Regulatory bodies in certain cases have supported these actions. The Company is unable to determine the impact, if any, that these developments will have on the collectability of reinsurance recoverables in the future.

Property-Liability reinsurance recoverable

       Total amounts recoverable from reinsurers as of December 31, 2011 and 2010 were $2.67 billion and $2.15 billion, respectively, including $86 million and $81 million, respectively, related to property-liability losses paid by the Company and billed to reinsurers, and $2.59 billion and $2.07 billion, respectively, estimated by the Company with respect to ceded unpaid losses (including IBNR), which are not billable until the losses are paid.

       With the exception of the recoverable balances from the Michigan Catastrophic Claim Association ("MCCA"), Lloyd's of London and other industry pools and facilities, the largest reinsurance recoverable balance the Company had outstanding was $98 million and $56 million from Westport Insurance Corporation (formerly Employers' Reinsurance Company) as of December 31, 2011 and 2010, respectively. No other amount due or estimated to be due from any single property-liability reinsurer was in excess of $36 million and $37 million as of December 31, 2011 and 2010, respectively.

       The allowance for uncollectible reinsurance was $103 million and $142 million as of December 31, 2011 and 2010, respectively, and is related to the Company's Discontinued Lines and Coverages segment.

Industry pools and facilities

       Reinsurance recoverable on paid and unpaid claims including IBNR as of December 31, 2011 and 2010 includes $1.71 billion and $1.24 billion, respectively, from the MCCA. The MCCA is a mandatory reinsurance mechanism for personal injury protection losses over a retention level that increases each MCCA fiscal year. The retention levels are $500 thousand per claim and $480 thousand per claim for the fiscal years ending June 30, 2012 and 2011, respectively. The MCCA is funded by assessments from member companies who, in turn, can recover assessments from policyholders.

       Ceded premiums earned under the Florida Hurricane Catastrophe Fund ("FHCF") agreement were $27 million, $15 million and $13 million in 2011, 2010 and 2009, respectively. Ceded losses incurred include $8 million, $10 million and $47 million in 2011, 2010 and 2009, respectively. The Company has access to reimbursement provided by the FHCF for 90% of qualifying personal property losses that exceed its current retention of $100 million for the two largest hurricanes and $33 million for other hurricanes, up to a maximum total of $349 million effective from June 1, 2011 to May 31, 2012. Reinsurance recoverables from the FHCF were zero as of December 31, 2011 due to a commutation finalized in July 2011. Reinsurance recoverables include $41 million recoverable from the FHCF for qualifying property losses as of December 31, 2010.

       Allstate sells and administers policies as a participant in the National Flood Insurance Program ("NFIP"). The total amounts recoverable as of December 31, 2011 and 2010 were $33 million and $10 million, respectively. Ceded premiums earned include $312 million, $306 million and $298 million in 2011, 2010 and 2009, respectively. Ceded losses incurred include $196 million, $50 million and $111 million in 2011, 2010 and 2009, respectively. Under the arrangement, the Federal Government is obligated to pay all claims.

Catastrophe reinsurance

       The Company has the following catastrophe reinsurance treaties in effect as of December 31, 2011:

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  Nationwide Per Occurrence Excess Catastrophe Reinsurance agreement comprising three contracts, all incepting as of June 1, 2011 and with one, two and three year terms. This agreement reinsures Allstate Protection personal lines auto and property business countrywide, in all states except Florida and New Jersey, for excess catastrophe losses caused by multiple perils. The contracts are placed in six layers, with the first five layers subject to reinstatement, and cover $3.25 billion in per occurrence losses in excess of a $500 million retention and after $250 million in losses "otherwise recoverable." Losses from multiple qualifying occurrences can apply to this $250 million threshold which applies once to each contract year and only to the agreement's first layer.

  •
  Top and Drop Excess Catastrophe Reinsurance agreement comprising an annual contract and a three year term contract, both incepting as of June 1, 2011, and providing $250 million of reinsurance limits which may be used for Coverage A, Coverage B, or a combination of both. Coverage A reinsures 47.5% of $500 million in limits excess of a $3.25 billion retention. Coverage B provides 95% of $250 million in limits excess of a $750 million retention and after $500 million in losses "otherwise recoverable" under the agreement. Losses from multiple qualifying occurrences can apply to this $500 million threshold.

       Losses recoverable under the Company's New Jersey, Kentucky and Pennsylvania reinsurance agreements, described below, are disregarded when determining coverage under the Nationwide Per Occurrence Excess Catastrophe Reinsurance agreement and the Top and Drop Excess Catastrophe Reinsurance agreement.

  •
  New Jersey Excess Catastrophe Reinsurance agreement, comprising three contracts each with a three year duration and effective respectively June 1, 2009, June 1, 2010, and June 1, 2011, provides coverage for Allstate Protection personal lines property excess catastrophe losses for multiple perils in New Jersey. Effective June 1, 2011 to May 31, 2012, one contract provides 32% of a $400 million limit excess of a $150 million retention with one prepaid reinstatement. The other two contracts are placed in two layers: the first layer provides 63% of $300 million of limits in excess of a $200 million retention, and the second layer provides 68% of $200 million of limits in excess of a $500 million retention.

  •
  Kentucky Excess Catastrophe Reinsurance agreement provides coverage for Allstate Protection personal lines property excess catastrophe losses in the state for earthquakes and fires following earthquakes effective June 1, 2011 to May 31, 2014. The agreement provides three limits of $25 million excess of a $5 million retention subject to two limits being available in any one contract year and is 95% placed.

  •
  Pennsylvania Excess Catastrophe Reinsurance agreement provides coverage for Allstate Protection personal lines property excess catastrophe losses in the state for multi-perils effective June 1, 2009 through May 31, 2012. The agreement provides three limits of $100 million excess of a $100 million retention subject to two limits being available in any one contract year and is 95% placed.

  •
  Five separate agreements for Castle Key Insurance Company and its subsidiaries ("Castle Key") provide coverage for personal lines property excess catastrophe losses in Florida and coordinate coverage with the Company's participation in the FHCF, effective June 1, 2011 to May 31, 2012. The agreements, including agreements that provide coverage through the FHCF, provide an estimated provisional limit of $916.7 million in excess of a provisional retention of $30 million and after $10 million in losses "otherwise recoverable".

       The Company ceded premiums earned of $531 million, $582 million and $616 million under catastrophe reinsurance agreements in 2011, 2010 and 2009, respectively.

Asbestos, environmental and other

       Reinsurance recoverables include $193 million and $183 million from Lloyd's of London as of December 31, 2011 and 2010, respectively. Lloyd's of London, through the creation of Equitas Limited, implemented a restructuring plan in 1996 to solidify its capital base and to segregate claims for years prior to 1993.

Allstate Financial

       The Company's Allstate Financial segment reinsures certain of its risks to other insurers primarily under yearly renewable term, coinsurance, modified coinsurance and coinsurance with funds withheld agreements. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Modified coinsurance and coinsurance with funds withheld are similar to coinsurance, except that the cash and investments that support the liability for contract benefits are not transferred to the assuming company and settlements are made on a net basis between the companies. Allstate Financial cedes 100% of the morbidity risk on substantially all of its long-term care contracts.

       For certain term life insurance policies issued prior to October 2009, Allstate Financial ceded up to 90% of the mortality risk depending on the year of policy issuance under coinsurance agreements to a pool of fourteen unaffiliated reinsurers. Effective October 2009, mortality risk on term business is ceded under yearly renewable term agreements under which Allstate Financial cedes mortality in excess of its retention, which is consistent with how Allstate Financial generally reinsures its permanent life insurance business. The following table summarizes those retention limits by period of policy issuance.

Period	Retention limits
April 2011 through current	Single life: $5 million per life, $3 million age 70 and over, and $10 million for contracts that meet specific criteria
Joint life: $8 million per life, and $10 million for contracts that meet specific criteria
July 2007 through March 2011	$5 million per life, $3 million age 70 and over, and $10 million for contracts that meet specific criteria
September 1998 through June 2007	$2 million per life, in 2006 the limit was increased to $5 million for instances when specific criteria were met
August 1998 and prior	Up to $1 million per life

       In addition, Allstate Financial has used reinsurance to effect the acquisition or disposition of certain blocks of business. Allstate Financial had reinsurance recoverables of $1.68 billion and $1.63 billion as of December 31, 2011 and 2010, respectively, due from Prudential related to the disposal of substantially all of its variable annuity business that was effected through reinsurance agreements. In 2011, life and annuity premiums and contract charges of $152 million, contract benefits of $121 million, interest credited to contractholder funds of $20 million, and operating costs and expenses of $27 million were ceded to Prudential. In 2010, life and annuity premiums and contract charges of $171 million, contract benefits of $152 million, interest credited to contractholder funds of $29 million, and operating costs and expenses of $31 million were ceded to Prudential. In 2009, life and annuity premiums and contract charges of $170 million, contract benefits of $44 million, interest credited to contractholder funds of $27 million, and operating costs and expenses of $28 million were ceded to Prudential. In addition, as of December 31, 2011 and 2010 Allstate Financial had reinsurance recoverables of $165 million and $170 million, respectively, due from subsidiaries of Citigroup (Triton Insurance and American Health and Life Insurance) and Scottish Re (U.S.) Inc. in connection with the disposition of substantially all of the direct response distribution business in 2003.

       As of December 31, 2011, the gross life insurance in force was $528.78 billion of which $222.38 billion was ceded to the unaffiliated reinsurers.

       Allstate Financial's reinsurance recoverables on paid and unpaid benefits as of December 31 are summarized in the following table.

($ in millions)	2011	2010
Annuities	$1,827	$1,785
Life insurance	1,600	1,569
Long-term care insurance	1,063	957
Other	87	89

Total Allstate Financial	$4,577	$4,400

       As of December 31, 2011 and 2010, approximately 94% of Allstate Financial's reinsurance recoverables are due from companies rated A- or better by S&P.